Exhibit 10.35

                            FOURTH ADDENDUM TO LEASE


        This fourth addendum to lease (Fourth Addendum) is made between James W. Cameron, Jr., an unmarried man (Lessor) and Alternative Technology Resources, Inc., (ATR), previously known as 3Net Systems, Inc., a Delaware Corporation, (Lessee), to be a part of that certain Lease, and any addendums thereto (the Lease), dated November 7, 1995 between Lessor and Lessee. Lessor and Lessee agree that, not withstanding anything to the contrary in the Lease, the Lease is hereby modified as follows:

1. Effective January 1, 1999, paragraph 2(k) of the Lease is modified to read approximately 5,207 sq. ft., located in the basement, 2nd and 3rd floors of the Building. (See Exhibit A, pages A-1 through A-3 attached).

2. Effective January 1, 1999, paragraphs 2(a) and (i) of the Lease are modified to read: Base Rent shall now be $91,356.84, per year. Monthly installments of Base Rent shall be $7,613.07, per month.

3.   Paragraph 2(g) is modified to extend the Lease Term to December 31, 1999.

4. All other terms and conditions of the Lease, and all addendums thereto, not inconsistent herewith are incorporated herein by reference as though fully set forth and remain in full force and effect unless modified by the Fourth Addendum to Lease.


AGREED AND ACCEPTED:

LESSOR:                                  LESSEE:
JAMES W. CAMERON, JR.                    Alternative Technology Resources, Inc.
                                         a Delaware Corporation

By     /S/                              By         /S/
  --------------------------               ------------------------------
  Clark A. Cameron                         W. Robert Keen
  Attorney in Fact                         CEO

Date: 12/1/98                           Date:  12/2/98